FINANCIAL INVESTORS TRUST

HIGHLAND RESOLUTE FUND

SUPPLEMENT DATED MAY 25, 2018

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 31, 2017, AS SUPPLEMENTED

Effective July 13, 2018, Logan Circle Partners, L.P. (“Logan Circle”) will no longer serve as an investment sub-adviser to the Fund. Therefore, all references to Logan Circle in the Fund’s Prospectus and Statement of Additional Information are hereby deleted as of such date. As of that date, Incline Global Management, LLC and Chatham Asset Management, LLC will remain as investment sub-advisers to the Fund.

For more information, please contact the Fund at (855) 268-2242.

* * * *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

4470107.1